INCOME TAXES (Components of Deferred Taxes) (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets
Bad debt provision	$ 1,349	$ 891
Impairment loss	9,808	10,266
Net operating losses ("NOLs")	30,017	28,338
Less: valuation allowance	(41,174)	(39,495)
Total deferred tax assets, net	$ 0	$ 0